SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): November 17, 2003
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                            AMERICAN EXPRESS COMPANY
             (Exact name of registrant as specified in its charter)

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          New York                      1-7657                 13-4922250
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (212) 640-2000

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          (Former name or former address, if changed since last report)



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Item 5. Other events.

On November 17, 2003, American Express Company issued a press release announcing that it intends to raise $1.8 billion through an offering of convertible debt securities due 2033. A copy of such press release is filed herein as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

        (c)    Exhibits

        99.1 Copy of a press release issued by American Express Company, dated November 17, 2003, announcing that it intends to raise $1.8 billion through an offering of convertible debt securities due 2033.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICAN EXPRESS COMPANY
                                        (REGISTRANT)



                                               /s/ Stephen P. Norman
                                              ----------------------
                                        Name:  Stephen P. Norman
                                        Title: Secretary

DATE:   November 17, 2003

                                 EXHIBIT INDEX

Item No.                          Description
--------                          -----------
99.1 Copy of a press release issued by American Express Company, dated November 17, 2003, announcing that it intends to raise $1.8 billion through an offering of convertible debt securities due 2033.